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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.


                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report ( Date of earliest event reported) July 10, 1998



                    MID-STATE BANCSHARES (FORMERLY "BSM BANCORP")
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)




        CALIFORNIA                         000-23925             77-0442667
----------------------------           ---------------      -------------------
(State or other jurisdiction            (File number)       (I.R.S. Employer
of incorporation)                                           Identification No.)



 1026 Grand Avenue, Arroyo Grande, CA                                  93420
---------------------------------------                             ----------
(Address of principal executive office)                             (Zip Code)




Registrant's telephone number, including area code:     (805) 473-7700


               BSM Bancorp, 2739 Santa Maria Way, Santa Maria, CA 93401
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)



                                  Page 1 of 4 pages
Exhibit Index page 4


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                                                                         Page 2

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On January 29, 1998, Mid-State Bank ("Acquiror") entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") with BSM Bancorp ("Company") and its wholly owned subsidiary Bank of Santa Maria, Santa Maria, California ("Bank") pursuant to which, among other things, (i) Bank would merge with and into Acquiror, (ii) Company would become the bank holding company for Acquiror and change its name to Mid-State Bancshares and
(iii) the shareholders of Acquiror would become shareholders of Company in accordance with the exchange ratio set forth in the Agreement, all subject to the terms and conditions specified in the Agreement (the "Merger").

     In accordance with the terms of the Agreement, as subsequently amended, the Merger was completed on July 10, 1998. The shareholders of Acquiror received a tax-free exchange of 1.0123 shares of Company common stock for each shares of Acquiror common stock. All information required by Item 2 of Form 8-K relating to the Merger has previously been filed with the Securities and Exchange Commission.

ITEM 5.   OTHER EVENTS

     In connection with the Merger, the name of Company was changed from "BSM Bancorp" to "Mid-State Bancshares."

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Mid-State Bank

          The Consolidated Financial Statements of Mid-State Bank as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 (incorporated by reference from Mid-State Bank's 10-K Report for the year ended December 31, 1997 attached as Appendix E to Company's Registration Statement on form S-4 No. 333-48181)

     (b)  Pro forma financial information:

          Company's and Mid-State Bank's Pro Forma Combined Financial Statements (unaudited) (incorporated by reference from Company's Registration Statement on form S-4 No. 333-48181)

     (c)  Exhibits

          2 Agreement to Merge and Plan of Reorganization, dated January 29, 1998 and amended on March 27, 1998 (incorporated by reference from Appendix A to Company's Registration Statement on form S-4 No. 333-48181)


          23 Consent of Independent Accountants for Mid-State Bank (incorporated by reference from Company's Registration Statement on form S-4 No. 333-48181)

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                                                         Page 3

Dated: July 20, 1998                    MID-STATE BANCSHARES


                                        By: /s/ James Stathos
                                           -------------------------
                                            James Stathos
                                            Executive Vice President
                                            Chief Financial Officer




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                                                                          Page 4

                                    EXHIBIT INDEX

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

EXHIBIT NO.    DESCRIPTION                                                   PAGE NO.
-----------    -----------                                                   --------
2              Agreement to Merge and Plan of Reorganization,
               dated January 29, 1998 and amended on March 27, 1998
               (incorporated by reference from Appendix A to Company's
               Registration Statement on form S-4 No. 333-48181)


23 Consent of Independent Accountants for Mid-State Bank (incorporated by reference from Company's Registration Statement on form S-4 No. 333-48181)


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